Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 10 dated November 3, 2017

To

Prospectus dated April 28, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through November 2, 2017, we received and accepted subscriptions in our offerings for approximately 101,338,200 shares of our common stock at an average price per share of $10.29, for corresponding gross proceeds of approximately $1,042,884,600, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated sections of the Prospectus as follows:

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

The last sentence in the section entitled "Questions and Answers About this Offering – Q: Who will choose which investments to make?" on page 30 of the Prospectus is hereby replaced in its entirety with the following:

On November 1, 2017, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM for a period of twelve months commencing December 17, 2017.

INVESTMENT ADVISORY AGREEMENT

The third sentence of the first paragraph in the section entitled "Investment Advisory Agreement – Duration and Termination" on page 157 of the Prospectus is hereby replaced in its entirety with the following:

On November 1, 2017, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM for a period of twelve months commencing December 17, 2017.

The first sentence of the first paragraph in the section entitled "Investment Advisory Agreement – Board Approval of the Investment Advisory Agreement" on page 158 of the Prospectus is hereby replaced in its entirety with the following:

Our investment advisory agreement was approved by our board of directors on June 19, 2012, became effective on December 17, 2012 and was renewed on four occasions for twelve-month periods commencing December 17, 2014, December 17, 2015, December 17, 2016 and December 17, 2017.

ADMINISTRATION AGREEMENT

The last sentence of the first paragraph in the section entitled "Administration Agreement – Term; Effective Date" on page 164 of the Prospectus is hereby replaced in its entirety with the following:

On November 1, 2017, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the administration agreement with ICON Capital for a period of twelve months commencing December 17, 2017.